SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2011

HABER, INC.
(Exact Name of Registrant as Specified in its Charter)

DELAWARE
(State or Other Jurisdiction of Incorporation)

0-9966	22-2305613
(Commissions File No.)	(I.R.S. Employer Identification No.)

(Address of Principal Executive Offices)
58 Medford Street
Arlington, Massachusetts
(781) 643-2727

02474
(Zip Code)

        (Former name or former address, if changed since last report.) NA

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. OTHER EVENTS.

The following information, including the Exhibit to this Form 8-K, is being furnished pursuant to Item 8.01 - Other Events of Form 8-K.

On January 31, 2011 Haber, inc., issued a press release titled "HABER INC. ADDS TO MANAGEMENT TEAM AND ANNOUNCES NOTICE OF FUNDING EFFORTS ." A copy of that press release is attached as exhibit 99.1 to this report, and is included below. Also attached is as exhibit 99.2 to this report, is an executive summary.

Item 9.01. Financial Statements and Exhibits

(c)	Exhibits.

Exhibit No.
	99.1	News Release dated January 31, 2011
	99.2	Executive Summary

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	January 31, 2011

Haber, Inc.

		By:	/s/ Peter D'Angelo
		Name:	Peter D'Angelo
		Title:	Chief Financial Officer